

FIDELITY AGGRESSIVE MUNICIPAL FUND

SPARTAN AGGRESSIVE MUNICIPAL FUND

PRO FORMA COMBINING STATEMENT OF ASSETS & LIABILITIES AS OF DECEMBER 31, 1996

 (UNAUDITED)



                                                                                        PRO FORMA                 PRO FORMA

                          FIDELITY             SPARTAN             COMBINED             ADJUSTMENTS               COMBINED
                          AGGRESSIVE           AGGRESSIVE

ASSETS

Investment in
securities, at
value

  - See             $     858,650,799    $     93,097,368    $     951,748,167                              $     951,748,167
accompanying
schedule

Cash                      0                    666,481             666,481              (52,406)      (f)         614,075

Interest                  14,237,586           1,620,894           15,858,480                                     15,858,480
receivable

Redemption                134                  0                   134                                            134
fees receivable

     TOTAL ASSETS         872,888,519          95,384,743          968,273,262          (52,406)                  968,220,856



LIABILITIES





Payable to       $  52,406    $                     -      $                52,406    $               (52,406)    (f)          0
custodian bank






Payable for
investments
purchased

     Regular           1,200,000          2,718,165         3,918,165                                              3,918,165
delivery

     Delayed           15,845,021         0                 15,845,021                                             15,845,021
delivery

Payable for            1,778,620          253,528           2,032,148                                               2,032,148
fund shares
redeemed

Distributions          1,484,786          150,845           1,635,631                                               1,635,631
payable

Accrued                316,151            46,967            363,118                                                 363,118
management
fee

Other payables         196,092            327               196,419                                                 196,419
and accrued
expenses

     TOTAL             20,873,076         3,169,832         24,042,908            (52,406)                          23,990,502
LIABILITIES



NET ASSETS          $  852,015,443     $  92,214,911     $  944,230,354            $                    -        $ 944,230,354



Net Assets
consist of:

Paid in capital     $  867,517,118     $  92,702,916     $  960,220,034                                         $  960,220,034

Accumulated
undistributed
net realized
gain (loss)

     on                (23,643,423)       (1,926,038)       (25,569,461)                                           (25,569,461)
investments

Net unrealized
appreciation
(depreciation)
on

     investments       8,141,748          1,438,033         9,579,781                                              9,579,781

NET ASSETS          $  852,015,443     $  92,214,911     $  944,230,354            $                    -        $ 944,230,354



NET ASSET
VALUE



Net Assets             $852,015,443       $92,214,911       $944,230,354                                            $944,230,354

Offering price         $11.36             $10.09            $11.22                                                  $11.36
and redemption
price per share




Shares                 74,996,590         9,143,289         84,139,879            (1,025,779)                  (a) 83,114,100
outstanding









SPARTAN AGGRESSIVE MUNICIPAL FUND

PRO FORMA COMBINING STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1996

 (UNAUDITED)







                                                                 PRO FORMA                                 PRO FORMA

           FIDELITY                   SPARTAN                    COMBINED            ADJUSTMENTS           COMBINED
           AGGRESSIVE                 AGGRESSIVE



INTERE      $    58,929,536            $        5,499,729        $      64,429,265   $     -               $      64,429,265
ST
INCOM
E



EXPEN
SES

Mana        $      3,873,699           $           537,217      $        4,410,916   $   (618,948)          $        3,791,968
gemen                                                                                (b)
t fee

Transf     1,483,030                     -                       1,483,030           122,369    (c)          1,605,399
er
agent,
accou
nting
and
custod
ian
fees
and
expen
ses

Non-i      3,389                      327                        3,716               0                    3,716
nterest
ed
trustee
s'
compe
nsatio
n

Regist     38,107                      -                         38,107              (607)  (d)           37,500
ration
fees

Audit      56,316                      -                         56,316              1,684  (c)            58,000

Legal      11,086                      -                         11,086              0                     11,086

Miscel     12,733                      -                         12,733              0                      12,733
laneou
s

  Total    5,478,360                  537,544                    6,015,904           (495,502)             5,520,402
expen
ses
before
reduct
ions

           (10,176)                   (1,027)                    (11,203)            (433,732)   (e)       (444,935)
Expen
se
reduct
ions

  Total    5,468,184                  536,517                    6,004,701           (929,234)              5,075,467
expen
ses

NET        53,461,352                 4,963,212                  58,424,564          929,234               59,353,798
INTERE
ST
INCOM
E



REALIZ
ED
AND
UNREA
LIZED
GAIN
(LOSS)

Net
realize
d gain
(loss)
on:

           (9,811,869)                41,450                     (9,770,419)         -                   (9,770,419)
Invest
ment
securit
ies

           350,403                    10,215                     360,618             -                   360,618
Future
s
contra
cts

Chang
e in
net
unreal
ized
apprec
ation
(depre
ciation
) on:

           (14,724,336)               (1,422,626)                (16,146,962)        -                   (16,146,962)
Invest
ment
securit
ies

           (94,141)                   0                          (94,141)            -                   (94,141)
Future
s
contra
cts

NET        (24,279,943)               (1,370,961)                (25,650,904)        -                (25,650,904)
GAIN
(LOSS)



NET
INCREA
SE
(DECRE
ASE) IN
NET
ASSETS
RESULTI
NG

  FROM     $     29,181,409     $     3,592,251                  $     32,773,660    $     929,234    $     33,702,894
OPERA
TIONS








            Fidelity Aggressive Municipal Fund
Spartan Aggressive Municipal Fund
Notes to Pro Forma Combining Financial Statements
(Unaudited)
 The accompanying unaudited Pro Forma Combining Schedule of Investments and Statement of Assets and Liabilities as of December 31, 1996 and the unaudited Pro Forma Combining Statement of Operations for the year ended December 31, 1996 are intended to present the financial condition and related results of operations of Fidelity Aggressive Municipal Fund as if the reorganization, decrease in the management fee and decrease in the expense limitation with Spartan Aggressive Municipal Fund had been consummated at January 1, 1996. Had the pro forma adjustments not included the effect of the decreased management fee and expense limitation, Pro Forma Combined Expense reductions would have been $26,831, resulting in Pro Forma Combined Net Interest Income and Pro Forma Combined Net Increase in Net Assets resulting from operations of $58,440,192 and $32,789,288, respectively.

 The pro forma adjustments to these pro forma financial statements are comprised of:
 (a) Reflects the conversion of the Spartan Aggressive Municipal Fund
shares as of      December 31, 1996 .

 (b) Decrease in management fee to reflect Fidelity Aggressive Municipal
Fund's      reduced individual management fee rate from 0.30% to 0.25% of
average net assets     effective March 1, 1997, applied to the combined
fund's average net assets.

 (c) Increase in fees reflects change from Spartan Aggressive Municipal's
all-inclusive fee     structure to Fidelity Aggressive Fund's fee
structure.

 (d) Decrease in fees due to an elimination of duplicate services.
 (e) Reflects reduction in expenses due to FMR's agreement to temporarily
limit the      combined fund's expenses to 0.53% of average net assets.
 (f) Reclass to reflect net cash for the combined fund.

 The unaudited pro forma combining statements should be read in conjunction with the separate annual audited financial statements as of December 31, 1996 Fidelity Aggressive Municipal Fund and the separate annual audited financial statements as of August 31, 1996 for Spartan Aggressive Municipal Fund which are incorporated by reference in the Statement of Additional Information to this Proxy and Prospectus.





FIDELITY AGGRESSIVE MUNICIPAL FUND

SPARTAN AGGRESIVE MUNICIPAL FUND

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS DECEMBER 31, 1996

 (UNAUDITED)







                                   PRINCIPAL AMOUNT                                               VALUE



                   MOODY'S       FIDELITY        SPARTAN                   FIDELITY           SPARTAN

                     RATINGS     AGGRESSIVE      AGGRESSIVE    COMBINED    AGGRESSIVE         AGGRESSIVE         COMBINED

MUNICIPAL
BONDS



ALABAMA

Cullman Med.         Baa          4,000,000           0        4,000,000      4,010,000          0                  4,010,000
Ctr. (Cullman
Reg'l. Med.
Ctr.) Series A,
6.50% 2/15/23


Mobile Wtr. &        A                0             500,000     500,000       0                  538,750            538,750
Swr.
Commissioners
Wtr. & Swr.
Rfdg. 6.50%
1/1/09

                                                                        4,010,000          538,750            4,548,750



ARIZONA

Arizona Trans.       Aaa          0                500,000     500,000        0                  539,375            539,375
Board Excise
Tax Rev.
(Maricopa
County
Regional Area
Road-B Proj.)
6% 7/1/03,
(AMBAC
Insured)

Navajo County         --          6,750,000      1,000,000   7,750,000          6,977,813          1,033,750          8,011,563
Ind. Dev. Auth.
(Stone
Container
Corp. Proj.)
7.40% 4/1/26


Sierra Vista          --          4,000,000           0      4,000,000          4,330,000          0                  4,330,000
Ind. Dev. Auth.
Hosp. Rev.
Rfdg. (Sierra
Vista Commty.
Hosp. Proj.)
8.75% 12/1/16



Sierra Vista          --          2,000,000       500,000    2,500,000          1,995,000          498,750            2,493,750
Ind. Dev. Auth.
Hosp. Rev.
Rfdg. (Sierra
Vista Commty.
Hosp. Proj.)
6.75% 12/1/26


Tucson Gen.          Aaa          1,800,000           0      1,800,000          2,016,000          0                  2,016,000
Oblig. Rfdg.
6.75% 7/1/03
(FGIC Insured)



15,318,813         2,071,875      17,390,688



ARKANSAS

Little Rock          Aaa          2,300,000           -      2,300,000          2,417,875          0                  2,417,875
Arpt. Passenger
Facs. Charge
Rev. 5.65%
5/1/16
(AMBAC
Insured)

                                                                            2,417,875          0                  2,417,875



CALIFORNIA

California Gen.      A1           -               1,000,000   1,000,000          0           1,151,250          1,151,250
Oblig. 7%
3/1/06

California Hsg.      Aaa          1,325,000           -      1,325,000          1,306,781          0                  1,306,781
Fin. Agcy. Rev.
(Home Mtg.)
Series A,
5.30% 8/1/14
(MBIA
Insured)

California Hsg.      Aaa         1,000,000        500,000    1,500,000          1,006,250          503,125            1,509,375
Fin. Agcy. Rev.
Rfdg.
(HomeMortgag
e) Series R,
6.15% 8/1/27
(MBIA
Insured)

California Pub.      A1          2,665,000           -       2,665,000          2,631,688          0                  2,631,688
Wks. Board
Lease Rev.
(California
State Univ.
Proj.) Series A,
5.50%6/1/14


California Pub.      A1          -               1,000,000    1,000,000          0                1,016,250          1,016,250
Wks. Board
Lease Rev.
(Various
California State
Univ. Projs.)
Series B5.55%
6/6/10

California Pub.      A           5,755,000           -       5,755,000          5,632,706          0                  5,632,706
Wks. Board
Lease Rev.
Rfgd.(Californi
a Univ. Proj.)
Series A,
5.50% 10/1/13


California Pub.      A           1,155,000           -      1,155,000          1,264,725          0                  1,264,725
Wrks Board
Lease Rev.
(Various
California State
Univ. Proj.)
Series A,
6.50% 9/1/05


California Pub.      A1          2,415,000           -       2,415,000          2,427,075          0                  2,427,075
Wrks. Board
Lease Rev.
(Various
Community
College Proj.)
Series A,
5.50% 12/1/08


California Pub.      A           3,750,000           -       3,750,000          3,571,875          0                  3,571,875
Wrks. Board
Lease
Rev.(Various
California State
Univ. Proj.)
Series A,
5.25% 12/1/13


Contra Costa         Aaa         -                  500,000   500,000           0                  541,250            541,250
Trans. Auth.
Series A, 6%
3/1/04 (FGIC
Insured)

East Bay Muni.       Aaa         -                1,000,000  1,000,000          0                  1,031,250          1,031,250
Util. Dist. 6%
6/1/12 (MBIA
Insured)

East Bay Muni.       Aaa        2,000,000           -        2,000,000          2,132,500          0                  2,132,500
Util. Dist. Wtr.
Sys. Rev. Rfdg.
5.75% 6/1/04
(MBIA
Insured)

Foothill/Easter      Baa        2,500,000           -       2,500,000          1,615,625          0                  1,615,625
n Trans. Toll
Rd. Rev. (Sr.
Lien) Series A,
0% 1/1/08

La Quinta            Aaa        -                  470,000  470,000            0                  568,113            568,113
Redev. Agcy.
Tax Allocation
Rfdg.(Redev.
Proj. Area #1)
7.30% 9/1/12
(MBIA
Insured)

Los Angeles          Aaa        2,245,000           -        2,245,000          2,326,381          0                  2,326,381
County
Metropolitan
Transit Auth.
Sales Tax Rev.
Series A,
5.90% 7/1/14
(MBIA
Insured)

Madera Cnty.         Aaa        -               1,000,000    1,000,000          0                  1,091,250          1,091,250
Ctfs. Partn.
(Valley
Children's
Hospital)
6.25% 3/15/05
(MBIA
Insured)

Northern             Aaa        4,000,000           -        4,000,000          4,240,000          0                  4,240,000
California Pwr.
Agcy. Pub.
Pwr. Rev.
Rfdg.
(Geothermal
Proj.) Series A,
5.85% 7/1/10
(AMBAC
Insured)

Port Oakland         Aaa        7,000,000           -        7,000,000          3,526,250          0                  3,526,250
Port Rev. (Cap.
Appreciation)
Series F, 0%
11/1/09 (MBIA
Insured)

Riverside             --        -                  500,000   500,000            0                  530,625            530,625
County Ctfs. of
Prtn. (Air
Force Village
West, Inc.)
Series A,
8.125%
6/15/12

Riverside             --        7,000,000           -        7,000,000          7,411,250          0                  7,411,250
County Ctfs. of
Prtn. Rfdg. (Air
Force Village
West, Inc.)
Series A,
8.125%
6/15/20

Sacramento            --        -                 1,000,000  1,000,000          0                  1,065,000          1,065,000
Cogen Auth.
Pwr. & Gas
(Cogen Proj.)
6.50% 7/1/07


Sacramento            --        1,500,000           -        1,500,000          1,558,125          0                  1,558,125
Cogeneration
Auth.
Cogeneration
Proj. Rev.
(Proctor &
Gamble Proj.)

6.375%7/1/10




Sacramento            --          -             500,000           500,000            0               521,875            521,875
Cogeneration

Auth.

Cogeneration

Proj. Rev.

(Proctor &

Gamble Proj.)

6.50% 7/1/14




Sacramento            --          2,200,000           -             2,200,000          2,312,750          0           2,312,750
Pwr. Auth.

Cogeneration

(Cogeneration

Proj.) 6.50%

7/1/09


Sacremento            --            1,200,000           -             1,200,000          1,323,000          0         1,323,000
Cogeneration

Auth.

Cogeneration

Proj. Rev.

(Proctor&

Gamble Proj.)

7% 7/1/04


San Diego            Aaa            3,000,000           -              3,000,000          3,270,000          0        3,270,000
County

Regulation

Trans.

Commision

Sales Tax Rev.

Second Series

A, 6.25%

4/1/03 (FGIC

Insured)


San Fransisco        Aaa            1,000,000           -                1,000,000          1,097,500          0      1,097,500
City & County

Arpts.

Commty. Intl.

Arpt. Rev.

Rfdg. 6.75%

5/1/13 (MBIA

Insured)


Santa Clara          Aaa              -                1,000,000          1,000,000          0              1,241,250   1,241,250
County Fin.

Auth. Lease Rev.

(VMC

Replacement

Proj.) Series A,

7.75% 11/15/08,

(AMBAC

Insured)


Santa                Aaa               -                1,045,000         1,045,000          0               1,248,775   1,248,775
Margarita/Dana

Point Auth. Rev.

(Impt. Dists.

1-2-2A & 8)

Series A 7.25%

8/1/10(MBIA

Insured)


South Orange         Aaa            1,000,000           500,000           1,500,000          1,260,000          630,000   1,890,000
County Pub.

Fin. Auth. Spl.

Tax Rev.

(Foothill Area)

Series C, 8%

8/15/08 (FGIC

Insured)


Upland Ctfs. of       --            3,500,000           500,000           4,000,000          3,399,375          485,625   3,885,000
Partn. (San

Antonio

Commty.

Hosp.) 5.25%

1/1/08


West & Central       Aaa            3,000,000                            3,000,000          2,816,250         0       2,816,250
Basin Fing.

Auth. Rev.

(West Basin

Rfdg. Proj.)

Series A, 5%

8/1/13

(AMBAC

Insured)


                                                                                              56,130,106  11,625,638  67,755,744




COLORADO


Colorado             Baa            3,400,000           500,000            3,900,000          3,463,750      509,375  3,973,125
Health Facs.

Auth. Rev.

(Rocky

Mountain

Adventist)

6.625% 2/1/22




Colorado             Baa            6,100,000           500,000            6,600,000          6,260,125      513,125  6,773,250
Health Facs.

Auth. Rev.

Rfdg. (Rocky

Mountain

Adventist)

6.625% 2/1/13




Colorado             Baa            -                  250,000            250,000            0              146,563   146,563
Springs Arpt.

Rev. (Cap.

Appreciation)

Series C, 0%

1/1/06


Denver City &        Aaa           1,480,000           -                  1,480,000          926,850            0     926,850
County Arpt.

Rev. Series A,

(Cap.

Appreciation)

0% 11/15/05

(MBIA

Insured) AMT




Denver City &        Baa          1,000,000           250,000            1,250,000          1,019,020          254,755  1,273,775
County Arpt.

Rev. Series A,

6.60% 11/15/97

(AMT)


Denver City &        Baa         3,850,000           250,000            4,100,000          4,013,625          260,625  4,274,250
County Arpt.

Rev. Series A,

6.90% 11/15/98




Denver City &        Baa         2,750,000           -                  2,750,000          2,915,000          0     2,915,000
County Arpt.

Rev. Series A,

7% 11/15/99




Denver City &        Baa        4,075,000           -                    4,075,000          4,268,563          0     4,268,563
County Arpt.

Rev. Series C,

6.50% 11/15/06

(AMT)


Denver City &        Baa       3,000,000           -                     3,000,000          3,322,500          0      3,322,500
County Arpt.

Rev. Series D,

7.40% 11/15/01




Highlands            Aaa       1,600,000           -                       1,600,000          1,768,000        0      1,768,000
Ranch

Metropolitan

Dist. #2 6.25%

6/15/07 (CGIC

Insured)


Highlands            Aaa       1,000,000           -                       1,000,000         1,125,000          0     1,125,000
Ranch

Metropolitan

Dist. #2 6.50%

6/15/10 (CGIC

Insured)


Mesa County          Ba1      1,250,000           -                       1,250,000          1,359,375          0     1,359,375
Ind. Dev. Rev.

(Joy

Technologies,

Inc. Proj.)

8.50% 9/15/06




                                                                                              30,441,808    1,684,443 32,126,251




CONNECTICUT


Connecticut           --       -               1,000,000               1,000,000          0                  970,000  970,000
Health & Ed.

Facs. Auth.

Rev. Rfdg.

(Quinnipiac

College) Series

D, 6% 7/1/13




Connecticut           --      6,100,000        800,000                  6,900,000          6,565,125        861,000   7,426,125
Health & Edl.

Facs. Auth.

Rev. (New

Britain Mem.

Hosp.) Series

A, 7.75%

7/1/22


Connecticut          Aa         0               200,000                  200,000            0              206,000    206,000
Hsg. Fin. Auth.

(Hsg. Mortgage

Fin. Prog.)

Subseries B-1

6.50% 5/15/18




Eastern               --       2,250,000        400,000                  2,650,000          2,078,438     369,500     2,447,938
Connecticut

Res. Recovery

Auth. Solid

Waste Rev.

(Wheelabrator

Lisbon Proj.)

Series A,

5.50% 1/1/20




Eastern               --       5,000,000       500,000                  5,500,000          4,731,250      473,125     5,204,375
Connecticut

Resources

Recovery Auth.

Solid Waste

Rev.

(Wheelabrator

Lisbon Proj.)

Series A,

5.50% 1/1/14

(AMT)


Eastern               --      900,000             0                        900,000         887,625            0       887,625
Resource

Recovery Auth.

Solid Waste

Rev.

(Wheelabrator

Lisbon Proj.)

Series A, 5%

1/1/24 (AMT)




                                                                                          14,262,438    2,879,625     17,142,063




DISTRICT OF

COLUMBIA


District of          Ba      1,815,000           200,000                  2,015,000      1,815,000      200,000       2,015,000
Columbia Gen.

Oblig. Rfdg.

Series A,

5.625% 6/1/02




District of          Ba    2,280,000           280,000                  2,560,000          2,282,850     280,350      2,563,200
Columbia Gen.

Oblig. Rfdg.

Series A,

5.75% 6/1/03




District of          Aaa   1,250,000           0                        1,250,000          1,317,188          0       1,317,188
Columbia Gen.

Oblig. Rfdg.

Series A,

5.875% 6/1/05

(AMBAC

Insured)


District of          Ba    1,880,000           200,000                  2,080,000          1,882,350        200,250   2,082,600
Columbia Gen.

Oblig. Series

A, 6% 6/1/04




District of          Ba    2,075,000           200,000                  2,275,000          2,072,406        199,750   2,272,156
Columbia Gen.

Oblig. Series

A, 6% 6/1/05




District of          Ba    1,580,000           200,000                  1,780,000          1,572,100        199,000   1,771,100
Columbia Gen.

Oblig. Series

A, 6% 6/1/06




District of          Ba   1,200,000           100,000                  1,300,000          1,170,000          97,500   1,267,500
Columbia Gen.

Oblig. Series

A-3, 5.10

6/1/02


District of         --    2,905,000           0                        2,905,000          3,097,456          0        3,097,456
Columbia

Hosp. Rev.

(Hosp. for Sick

Children)

Series A,

8.875% 1/1/21




District of          Baa     0                1,350,000                1,350,000          0               1,319,625   1,319,625
Columbia

Redev. Land

Agcy. Spl. Tax

Rev.

(Washington

D.C. Sports

Arena)5.625%

11/1/10


District of          Baa      0              1,000,000                1,000,000          0               1,000,640    1,000,640
Columbia

Redev. Land

Agcy.(Washing

ton Sports

Arena) 4.85%

11/01/97


District of          Ba     2,770,000           300,000              3,070,000          2,662,663          288,375    2,951,038
Columbia

Rfdg. Series

A-3, 5.60%

6/1/07


District of        Ba      1,800,000           200,000                2,000,000          1,806,750          200,750  2,007,500
Columbia

Series A, Gen.

Oblig. 6%

6/1/03


District of        Aaa      2,170,000           0                    2,170,000          2,210,688          0          2,210,688
Columbia

Unltd. Tax

Rfdg. Series C,

5.25% 12/1/03

(FGIC Insured)




                                                                                       21,889,451         3,986,240   25,875,691




FLORIDA


Broward              A    2,230,000           965,000               3,195,000          2,453,000          1,061,500   3,514,500
County

Resources

Recovery Rev.

(SES Broward

Co. LP South

Proj.) 7.95%

12/1/08


Dade County        Aaa    0                   850,000               850,000            0                  956,250     956,250
Rfdg. Seaport

6.50% 10/1/08

(MBIA

Insured)


                                                                                      2,453,000        2,017,750      4,470,750




GEORGIA


Cobb County       Aa1    1,345,000           250,000               1,595,000          1,346,856          250,345      1,597,201
School Dist.

Unltd. Tax 5%

2/1/97


Cobb County      Aa1     0                   1,220,000                1,220,000          0               1,306,925    1,306,925
School Dist.

Unltd. Tax 6%

2/1/02


Georgia Gen.     Aaa     1,000,000           0                        1,000,000          1,085,000          0        1,085,000
Oblig. 6%

3/1/04


Georgia Gen.    Aaa      1,000,000           0                        1,000,000          1,010,370          0        1,010,370
Oblig. Series

B, 7.50%

4/1/97


Georgia Muni.  A         0                   2,000,000                2,000,000          0              2,005,000     2,005,000
Elec. Pwr.

Auth. Pwr.

Rev. Rfdg.

Series Z,

5.50% 1/1/12




Savannah     --          5,600,000           400,000                  6,000,000          5,782,000      413,000       6,195,000
Economic Dev.

Auth. Rev.

(Indl Dev.

Stone

Container

Corp. Proj.)

7.40%

4/1/26(AMT)




                                                                                       9,224,226       3,975,270      13,199,496




ILLINOIS


Chicago        Aaa      1,360,000     0                1,360,000          1,433,100          0                  1,433,100
Midway Arpt.

Rev. Series B,

6.0% 1/1/05

(MBIA

Insured)


Chicago       Aaa       6,100,000      630,000             6,730,000          6,496,500          670,950            7,167,450
O'Hare Int'l.

Arpt. Rev. (2nd

Lien) (Gen.

Arpt. Proj.)

Series A,

6.25%

1/1/09(AMBA

C Insured)


Chicago      Aaa         2,300,000           0               2,300,000          2,449,500          0                  2,449,500
O'Hare Int'l.

Arpt. Rev.

Rfdg. (2nd

Lien) Series A,

6.375%1/1/15

(MBIA

Insured)


Chicago     Aaa            0               200,000           200,000            0                  213,000            213,000
O'Hare Int'l.

Arpt. Rev.

Rfdg. (Gen.

Arpt. Proj.)

(2nd Lien)

Series A,

6.375%1/1/15

(MBIA

Insured)


Chicago    Baa2          4,720,000           0               4,720,000          5,079,900          0                  5,079,900
O'Hare Int'l.

Arpt. Spl. Facs.

Rev. (American

Airlines, Inc.

Proj.) Series A,

7.875% 11/1/25

(AMT)


Chicago    A1           4,000,000           0                4,000,000          3,800,000          0                  3,800,000
O'Hare Int'l.

Arpt. Spl. Facs.

Rev. Rfdg.

Series A, 5%

1/1/12


Chicago   Ba2           1,750,000           0                1,750,000          1,778,438          0                  1,778,438
O'Hare Int'l.

Arpt. Spl. Facs.

Rev.Rfdg.

(Delta Airlines,

Inc.) 6.45%

5/1/18


Cooke & Will  Aaa       2,100,000           0                2,100,000          1,504,125          0                  1,504,125
Counties

Township High

School

Dist.#206

Series A, 0%

12/1/03

(AMBAC

Insured)


Illinois Dev. Aaa        6,000,000           1,000,000       7,000,000          6,570,000          1,095,000          7,665,000
Fin. Auth. Poll.

Cont. Rev.

Rfdg. (Comm.

Edison Co.

Proj.) Series D,

6.75% 3/1/15

(AMBAC

Insured)


Illinois
Health     Baa1        3,545,000           0                 3,545,000          4,045,731          0                  4,045,731
Facs. Auth.

Rev.

(GlenOaks

Med. Ctr.)

Series D,

9.50% 11/15/15




Metropolitan Aaa       4,000,000           0                 4,000,000          2,150,000          0                  2,150,000
Pier & Expo

Auth. Rev.

(McCormick

Place

Expansion

Proj.)

Dedicated

StateTax Rev.

Series A, 0%

6/15/08 (FGIC

Insured)


Metropolitan Aaa      6,000,000         1,155,000            7,155,000          3,225,000          620,813            3,845,813
Pier & Expo

Auth. Rev.

Rfdg. (Cap.

Appreciation)

(McCormick

Place

Expansion

Proj.) 0%

6/15/08 (MBIA

Insured)


Metropolitan  Aaa   4,000,000           1,000,000           5,000,000          2,015,000          503,750            2,518,750
Pier &

Exposition

Auth.

Dedicated Tax

Rev.

(McCormick

Place

Expansion

Proj.) Series A,

0% 6/15/09,

(FGIC Insured)




Round Lake  --     0                   500,000              500,000            0                  516,875            516,875
Beach Tax

Increment Rev.

Rfdg. 7.50%

12/1/13


                                                                            40,547,294         3,620,388          44,167,682




INDIANA


Burns Hbr.  --      3,180,000           0                    3,180,000          3,458,250          0                  3,458,250
Solid Waste

Disp. Facs.

Rev.

(Bethlehem

Steel Corp.

Proj.) 8%

4/1/24 (AMT)




Greensburg  Ba1        0                   1,000,000         1,000,000          0                  1,060,000          1,060,000
Ind. Economic

Dev. (Kroger

Co. Proj.) Rev.

Rfdg. 7.25%

6/1/11


Indiana Bond  --       0                   500,000           500,000            0                  566,875            566,875
Bank Rev.

(State

Revolving

Fund Program)

Series A, 7%

2/1/05


Indiana Health Aa3      3,000,000           1,000,000        4,000,000          2,872,500          957,500            3,830,000
Facs. Fing.

Auth. Hosp.

Rev.Rfdg.

(Clarian Health

Partners Inc.)

Series 5.50%

2/15/16


                                                                            6,330,750          2,584,375          8,915,125




KENTUCKY


Kenton County  Baa3       3,600,000           0             3,600,000          3,897,000          0                  3,897,000
Arpt. Board

Arpt. Rev. (Spl.

Facs. Delta)

Series A,

7.50% 2/1/20

(AMT)


Owensboro     Aaa         2,000,000           0              2,000,000          1,040,000          0                  1,040,000
Elec. Lt. &

Pwr. Rev.

Series B, 0%

1/1/09

(AMBAC

Insured)


Owensboro     Aaa        4,440,000           0                4,440,000          2,153,400          0                  2,153,400

Elec. Lt. &

Pwr. Rev.

Series B, 0%

1/1/10

(AMBAC

Insured)


Winchester     Ba1       0                   1,000,000       1,000,000          0                  1,070,000          1,070,000
Ind. Bldg. Rev.

Rfdg. (Kroger

Co.) 7.75%

7/1/12


                                                                           7,090,400          1,070,000          8,160,400




LOUISIANA


Hodge Util.  --         2,500,000           200,000          2,700,000          2,703,125          216,250            2,919,375
Rev. 9% 3/1/10

(Stone

Container

Corp. Insured)

(AMT) (Call to

3/1/00 @ 102)




Lake Charles  Baa2    14,900,000          0                  14,900,000         16,930,125         0                  16,930,125
Hbr. & Term.

Dist. Port Facs.

Rev. Rfdg.

(Trunkline

LNG Co. Proj.)

Series 1992,

7.75% 8/15/22




Louisiana Gen.  Aaa    4,000,000           0                 4,000,000          4,430,000          0                  4,430,000
Oblig. Series

A, 6.75%

5/15/03 (MBIA

Insured)


Louisiana Pub.   --    1,590,000           0                 1,590,000          1,705,275          0                  1,705,275
Facs. Auth.

Ind. Dev. Rev.

Rfdg. (Beverly

Enterprises,

Inc.) 8.25%

9/1/08


New Orleans   Aaa     10,000,000          0                  10,000,000         5,375,000          0                  5,375,000
Gen. Oblig.

Rfdg. 0%

9/1/08

(AMBAC

Insured)


Port New     --      3,000,000           1,000,000           4,000,000          3,213,750          1,071,250          4,285,000
Orleans Ind.

Dev. Rev.

Rfdg.

(Continental

Grain Co.

Proj.) 7.50%

7/1/13


West Feliciana Ba1    2,340,000           0                 2,340,000          2,600,325          0                  2,600,325
Parish Poll.

Cont. Rev.

(Various Gulf

States Util. Co.

Proj.) 9%

5/1/15


                                                                          36,957,600         1,287,500          38,245,100




MARYLAND


Baltimore    Aaa        1,545,000           0                1,545,000          1,794,131          0                  1,794,131
Consolidated

Pub. Impt.

Rfdg. Series A,

7.25%

10/15/04

(FGIC Insured)




Baltimore   --          0                   500,000          500,000            0                  525,625            525,625
County Poll.

Cont. Rev.

Rfdg.

(Bethlehem

Steel Proj. B)

7.50 6/1/15




                                                                             1,794,131          525,625            2,319,756




MASSACHUSETTS


Massachusetts   A1       3,800,000           0               3,800,000          4,142,000          0                  4,142,000
Bay Trans.

Auth. Series B,

6.20% 3/1/16




Massachusetts   A1       3,505,000           0               3,505,000          3,837,975          0                  3,837,975
Gen. Oblig.

Rfdg. Series A,

6.25% 7/1/04




Massachusetts   --     12,000,000          1,000,000         13,000,000         13,575,000         1,131,250          14,706,250
Health & Edl.

Facs. Auth.

Rev. (1st Mtg.)

(Fairview

Extended Care)

Series A,

10.25% 1/1/21




Massachusetts   Aaa       900,000             100,000       1,000,000          861,750            95,750             957,500
Health & Edl.

Facs. Auth.

Rev. (New

England Med.

Ctr.) Series G,

5.375%7/1/24

(MBIA

Insured)


Massachusetts  Aaa        2,500,000           0              2,500,000          2,631,250          0                  2,631,250
Hsg. Fin. Agcy.

(Hsg. Rev.

Rental) Series

A 6.60%

7/1/14

(AMBAC

Insured)(AMT)




Massachusetts  --        1,000,000           0               1,000,000          1,027,620          0                  1,027,620
Ind. Fin. Agcy.

(1st

MortgageReeds

Landing)

7.75% 10/1/20




Massachusetts --        5,500,000           500,000          6,000,000          5,946,875          540,625            6,487,500
Ind. Fin. Agcy.

8.625%

10/1/23


Massachusetts --       4,115,000           0                 4,115,000          4,032,700          0                  4,032,700
Ind. Fin. Agcy.

Ind. Rev.

(Institite Dev.

Disabilities)

9.25% 6/1/09




Massachusetts Aaa     3,985,000           0                  3,985,000          4,562,825          0                  4,562,825
Ind. Fin. Agcy.

Ind. Rev.

(Union Mission

Proj.) 9.55%

9/1/26 (FHA

Guaranteed)




Massachusetts  --    3,300,000           0                   3,300,000          3,205,125          0                  3,205,125
Ind. Fin. Agcy.

Rev.

(Atlanticare

Med. Ctr.)

Series A,

10.125%

11/1/14


Massachusetts  --    6,000,000           0                   6,000,000          2,917,500          0                  2,917,500
Ind. Fin. Agcy.

Rev. (Cap

Appreciation)

(Massachusetts

Biomedical)

Series A-2, 0%

8/1/09


Massachusetts  --     4,000,000           0                  4,000,000          2,375,000          0                  2,375,000
Ind. Fin. Agcy.

Rev. (Cap.

Appreciation)

(Massachusetts

Biocmedical)

Series A-2, 0%

8/1/06


Massachusetts  A1        6,300,000           0               6,300,000          4,488,750          0                  4,488,750
Ind. Fin. Agcy.

Rev. (Cap.

Appreciation)

(Massachusetts

Biomedical)

Series A-1, 0%

8/1/03


Massachusetts  --       3,965,000           435,000          4,400,000          4,297,069          471,431            4,768,500
Ind. Fin. Agcy.

Rev.

(Evergreen

Ctr., Inc.)

9.25% 11/1/11




Massachusetts  A1       0                   400,000          400,000            0                  418,000            418,000
Ind. Fin. Agcy.

Rev.

(Massachusetts

Biomedical

Research)

Series A-1,

7.10% 8/1/99




Massachusetts --       10,000,000          0                 10,000,000         11,000,000         0                  11,000,000
Ind. Fin. Agcy.

Rev. Rfdg.

(Emerson

College) 8.90%

1/1/18


Massachusetts Baa        800,000             500,000         1,300,000          830,000            518,750            1,348,750
Muni.

Wholesale

Elec. Pwr.

Supply Sys.

Rev. Series D,

6% 7/1/06


Massachusetts  A         5,000,000           0               5,000,000          4,800,000          0                  4,800,000
Wtr. Resources

Auth. Gen.

Rfdg. Series C,

5.25% 12/1/15




                                                                            74,531,439         3,175,806          77,707,245




MICHIGAN


Detroit   --         0                   1,000,000           1,000,000          0                  940,000            940,000
Convention

Facs. Rev.

Rfdg. (Cobo

Hall Expansion

Proj.) 5.25%

9/30/12


Detroit Hosp. Caa        5,935,000           0               5,935,000          1,157,325          0                  1,157,325
Fing. Auth.

Facs. Rev.

(Michigan

Healthcare

Corp. Proj.) 0%

12/1/20


Flint Hosp.   Baa        4,750,000           0              4,750,000          5,130,000          0                  5,130,000
Bldg. Auth.

Rev. (Hurley

Med. Ctr.)

7.80% 7/1/14




Flint Michigan  Baa      0                   500,000         500,000            0                  496,250            496,250
Hosp. Bldg.

Auth. Rev.

Series A, 6%

7/1/06


Greater Detroit Aaa       0                   1,000,000     1,000,000          0                  1,096,250          1,096,250
Resources

Recovery Auth.

Rev. 6.25%

12/13/06

(AMBAC

Insured)


Highland Park  --        9,330,000           0               9,330,000          1,352,850          0                  1,352,850
Hosp. Fing.

Auth. Hosp.

Facs. Rev.

(Lakeside

Commty. Hosp.

Proj.) 0%

3/1/20


Highland Park  Caa      7,350,000           0                7,350,000          1,433,250          0                  1,433,250
Hosp. Fing.

Auth. Hosp.

Facs. Rev.

(Michigan

Health Care

Corp. Proj.)

Series A,

9.875%

12/1/19


Michigan  Baa1          0                   500,000          500,000            0                  476,875            476,875
Hosp. Fin.

Auth. Rev.

Rfdg. (Pontiac

Osteopathic

Hosp.) 6%

2/1/24


Michigan  --          12,150,000          1,000,000         13,150,000         5,589,000          460,000            6,049,000
Strategic Fund

Ltd. Gen.

Oblig. Rev.

(Great Lakes

Pulp & Fiber

Proj.) 10.25%

12/1/16


Michigan  --          11,500,000          0                  11,500,000         12,937,500         0                  12,937,500
Strategic Fund

Ltd. Oblig.

Rev. (Mercy

Svcs. for Aging

Proj.) 9.40%

5/15/20


Royal Oak  Aa        0                   400,000            400,000            0                  434,000            434,000
Hosp. Fin.

Auth. Rev.

Rfdg. (William

Beaumont

Hosp.) 6.25%

1/1/09


Tawas City  --        0                   400,000                  400,000            0                  412,300            412,300

Hosp. Fin.

Auth. Hosp.

Rev. (St.

Joseph Hosp.

Proj.) Series A,

8.50% 3/15/12




Williamston Aaa      0                   1,000,000                1,000,000          0                  1,086,250      1,086,250

Commty.

School Dist.

6.25% 5/1/09

(MBIA

Insured)


                                                                            27,599,925         5,401,925          33,001,850




MINNESOTA


Minneapolis &   Aaa    4,000,000           0                    4,000,000          3,515,000          0                  3,515,000

St. Paul Hsg. &

Redev. Auth.

Healthcare Sys.

Rev. Rfdg.

(Healthspan

Health Sys.

Corp.) Series

A, 4.75%

11/15/18

(AMBAC

Insured)


St. Paul Hsg. & Baa   2,420,000           0                   2,420,000          2,566,434          0                  2,566,434

Redev. Auth.

Hosp. Rev.

(Healtheast

Proj.) Series A,

9.75% 11/1/17




St. Paul Hsg. &  Baa   1,000,000           0                     1,000,000          1,058,750          0                  1,058,750

Redev. Auth.

Hosp. Rev.

(Healtheast

Proj.) Series B,

9.75% 11/1/17




Western      Aaa         0                   500,000              500,000            0                  545,625            545,625

Minnesota

Muni. Pwr.

Agcy. Rev.

Rfdg. Series A,

6.25% 1/1/06

(AMBAC

Insured)


                                                                            7,140,184          545,625            7,685,809




MISSISSIPPI


Claiborne    Ba1       6,195,000           0                   6,195,000          6,860,963          0                  6,860,963

County Poll.

Cont. Rev.

(Middle South

Energy, Inc.

Proj.) Series C,

9.875%

12/1/14


                                                                            6,860,963          0                  6,860,963




MISSOURI


Boone County  --      2,270,000           0                    2,270,000          2,752,375          0                  2,752,375

Ind. Dev. Auth.

Ind. Rev. (1st

Mtg.)

(Fairview

Extended Care)

Series A,

10.125% 1/1/11




Kansas City  --       2,600,000           500,000            3,100,000          2,830,750          544,375            3,375,125
Ind. Dev. Auth.

(Kingswood

United

Methodist

Manor Proj.)

Series 1993,

9% 1 1/15/13




Kansas City  --       7,720,000           0                    7,720,000          7,874,400          0                  7,874,400

Ind. Dev. Auth.

Rev. (Bishop

Spencer Place

Inc. Proj.) 8%

9/1/24


Lake Ozarks  --       3,000,000           0                    3,000,000          2,955,000          0                  2,955,000

Commty.

Bridge Corp.

Sys. Rev.

6.40% 12/1/25




St. Louis Land  --    4,225,000           270,000                 4,495,000          4,288,375          274,050        4,562,425

Clearance

Redev. Auth.

Hsg. Dev. Rev.

(Westminster

Place Apts.

Proj.) 11%

12/15/15


                                                                            20,700,900         818,425            21,519,325




NEBRASKA


Nebraska Pub.  A1      0                   500,000             500,000            0                  527,500            527,500

Pwr. Dist. Rev.

(Elec. Sys.)

Series A, 6%

1/1/06


                                                                            0                  527,500            527,500




NEVADA


Clark County   Baa2     12,000,000          1,300,000           13,300,000         12,045,000         1,304,875          13,349,875

Ind. Dev. Rev.

(Southwest Gas

Corp.) Series

A, 6.50%

12/1/33


Las Vegas     --         0                   500,000               500,000            0                  492,500            492,500

Redev. Agcy.

Tax Increment

Rev. (Sub. Lien

Fremont Proj.

A) 6.10%

6/15/14


                                                                          12,045,000         1,797,375          13,842,375




NEW HAMPSHIRE


New          --       3,170,000           0                  3,170,000          3,451,338          0                  3,451,338
Hampshire

Higher Edl. &

Health Facs.

Auth. Rev. (1st

Mtg. River

Woods at

Exeter) 9%

3/1/23


New        --          1,200,000           0                 1,200,000          1,232,148          0                  1,232,148
Hampshire

Higher Edl. &

Health Facs.

Auth. Rev. (1st

Mtg. River

Woods at

Exeter) 8%

3/1/01


New       --           3,645,000           0                  3,645,000          3,886,481          0                  3,886,481

Hampshire

Higher Edl. &

Health Facs.

Auth. Rev.

(Littleton

Hosp. Assoc.,

Inc.) Series A,

9.50% 5/1/20




                                                                           8,569,967          0                  8,569,967




NEW JERSEY


Camden     --         2,750,000           0                  2,750,000          2,805,000          0                  2,805,000
County Impt.

Auth. Lease

Rev. (Dockside

Refrigerated

Holt) 8.40%

4/1/24


Camden    --           4,000,000           600,000            4,600,000          4,020,000          603,000            4,623,000

County Impt.

Auth. Lease

Rev. (Holt

Hauling &

Warehousing)

9.625% 1/1/11




Camden     --          3,000,000           700,000           3,700,000          3,015,000          703,500            3,718,500
County Impt.

Auth. Lease

Rev. (Holt

Hauling &

Warehousing)

9.875% 1/1/21




New Jersey   --        5,000,000           0                   5,000,000          5,143,750          0                  5,143,750

Econ. Dev.

Auth. Econ.

Dev. Rev.

Rfdg. (Holt

Hauling &

Warehouse)

Series G,

8.40%

12/15/15


New Jersey    --        4,000,000           500,000          4,500,000          4,130,000          516,250            4,646,250
Econ. Dev.

Auth. Econ.

Dev. Rev.

Rfdg. (Holt

Hauling &

Warehouse)

8.60%

12/15/17


New Jersey   --         3,500,000           0            3,500,000          3,768,730          0                  3,768,730
Econ. Dev.

Auth. Econ.

Dev. Rev.

Rfdg. (Stolt

Term. Proj.)

10.50%

1/15/18


New Jersey    Aaa       4,035,000           0              4,035,000          4,332,581          0                  4,332,581
Trans. Auth.

Rfdg. Series A,

6% 6/15/03

(AMBAC

Insured)


New Jersey   Aaa          0               1,000,000          1,000,000          0                  1,112,500          1,112,500
Trans. Fdg.

Auth. (Trans.

Sys.) Series A,

6.50% 6/15/05

(AMBAC

Insured)


New Jersey  Aaa         8,900,000           0                  8,900,000          9,589,750          0                  9,589,750

Trans. Trust

Fund Auth.

(Trans. Sys.)

Series A, 6%

6/15/04

(AMBAC

Insured)


                                                                           36,804,811         2,935,250          39,740,061




NEW MEXICO


Albuquerque  Aaa      1,250,000           250,000            1,500,000          1,331,250          266,250            1,597,500
Arpt. Rev.

Rfdg. 6.50%

7/1/08

(AMBAC

Insured)


Albuquerque Aaa       1,150,000           0                 1,150,000          1,244,875          0                  1,244,875
Arpt. Rev.

Rfdg. 6.75%

7/1/09

(AMBAC

Insured)


Farmington  Ba1       7,000,000           500,000            7,500,000          7,026,250          501,875            7,528,125
Poll. Cont.

Rev. (Pub. Svc.

Co. of New

Mexico San

Jaun Proj.)

Series A,

6.30% 12/1/16




Farmington  Ba1        6,115,000           855,000           6,970,000          6,053,850          846,450            6,900,300
Poll. Cont.

Rev. (Pub. Svc.

Co. of New

Mexico San

Juan Proj.)

Series A, 6%

3/1/08


Farmington  Ba1      1,490,000           275,000             1,765,000          1,490,358          275,066            1,765,424
Poll. Cont.

Rev. (Pub. Svc.

Co. of New

Mexico San

Juan Proj.)

Series A,

6.50%, 9/1/09




Farmington  Aaa     4,000,000           0                   4,000,000          3,995,000          0                  3,995,000
Poll. Cont.

Rev. Rfdg.

5.70% 12/1/16

(AMBAC

Insured)


New Mexico   A1      2,840,000           0                   2,840,000          2,971,350          0                  2,971,350
Univ. Rev.

Rfdg. Series A,

6% 6/1/21


                                                                            24,112,933         1,889,641          26,002,574




NEW YORK


Metropolitan  Baa1       0              1,000,000             1,000,000          0                  1,073,750          1,073,750

Trans. Auth.

Svc. Contract

Rfdg. (Transit

Facs.) Series 5,

6.90% 7/1/05




Metropolitan Baa1        0              1,000,000             1,000,000          0                  991,250            991,250

Trans. Auth.

Svc. Contract

Transit Rfdg.

Series 7, 5.40%

7/1/06


New York City  Baa1      0                 500,000          500,000            0                  515,625            515,625
Gen. Oblig.

5.70% 8/15/02




New York City  Baa1      14,000,000          0               14,000,000         15,540,000         0                  15,540,000
Gen. Oblig.

7.50% 2/1/03




New York City  Baa1       0                   500,000        500,000            0                  533,125            533,125
Gen. Oblig.

Series D,

6.50% 2/15/05




New York City  --        1,000,000           0               1,000,000          1,027,500          0                  1,027,500
Ind. Dev. Agcy.

(Japan Airlines

Co. Ltd. Proj.)

Series 91,

3.70% 11/1/15,

LOC Morgan

Guaranty Trust

Co. (AMT)


New York City  Aaa            0                   150,000      150,000            0                  154,125            154,125

Ind. Dev. Agcy.

Ind. Dev. Rev.

(Japan Airlines

Co. Ltd. Proj.)

Series 91, 6%

11/1/15 (FSA

Insured) LOC

Morgan

Guaranty Trust

Co. (AMT)


New York City  Baa1          0                   350,000         350,000            0                  349,125            349,125

Series B,

5.60% 8/15/06




New York City  Baa1         4,000,000           0                 4,000,000          4,125,000          0              4,125,000

Series B,

5.70% 8/15/02




New York Ind.  A              0               500,000            500,000            0                  515,000            515,000

Dev. Agcy. Spl.

Facs. Rev.

(Terminal One

Group Assoc.

Proj.) 6%

1/1/08(AMT)




New York St.  Aaa           4,000,000           0                4,000,000          3,940,000          0                  3,940,000

Pwr. Auth.

Rev. & Gen.

Purp. Series

CC, 5.125%

1/1/11 (FGIC

Insured)


New York State Baa1         3,000,000           0                 3,000,000          2,977,500          0              2,977,500

Dorm. Auth.

Rev. Rfdg.

(New York

State Univ.

Edl. Facs.)

Series B,

5.50% 5/15/08




New York State Baa1          1,500,000           0                1,500,000          1,473,750          0              1,473,750

Dorm. Auth.

Rev. Rfdg.

(Sate Univ.

Edl. Facs.)

Series A,

5.50% 5/15/10




New York State Baa1         10,000,000          0                  10,000,000         9,375,000          0
9,375,000
Dorm. Auth.

Rev. Rfdg.

(State Univ.

Edl. Facs.)

Series A,

5.25% 5/15/15




New York State  Baa1       3,000,000           0              3,000,000          2,958,750          0                  2,958,750

Dorm. Auth.

Rev. Rfdg.

(State Univ.

Edl. Facs.)

Series A,

5.50% 5/15/09




New York State Baa1        5,250,000           0              5,250,000          5,079,375          0                  5,079,375

Dorm. Auth.

Rev. Rfdg.

(State Univ.

Edl. Facs.)

Series A,

5.50% 5/15/13




New York State  Baa1        0                   750,000          750,000            0                  757,500            757,500

Dorm. Auth.

Rev. Rfdg.

(State Univ. of

New York)

Series A,

5.50% 5/15/05




New York State Baa1         3,300,000           0                 3,300,000          3,300,000          0              3,300,000

Dorm. Auth.

Rev. Rfdg.

(State Univ. of

NY) Series A,

5.875%

5/15/17


New York State  Ba3        5,745,000           0                  5,745,000          6,025,069          0              6,025,069

Energy

Research &

Dev. Auth.

Elec. Facs.

Rev. (Long

Island

Lighting)

Series A,

6.90% 8/1/22




New York State Ba3          0                   595,000           595,000            0                  624,006            624,006

Energy

Research &

Dev. Auth.

Elec. Facs.

Rev. (Long

Island

Lighting)

Series A,

6.90% 8/1/22

(AMT)


New York State  Ba3    7,000,000           800,000          7,800,000          7,420,000          848,000            8,268,000
Energy

Research &

Dev. Auth.

Elec. Facs.

Rev. (Long

Island

Lighting)

Series A,

7.15% 12/1/20

(AMT)


New York State  A      5,000,000           0                 5,000,000          4,631,250          0                  4,631,250
Local Govt.

Assistance

Corp. Rev.

Rfdg. Series E,

5% 4/1/21


New York State A      4,400,000           850,000             5,250,000          4,394,500          848,938            5,243,438

Local Govt.

Assistance

Corp. Rfdg.

Series C,

5.50% 4/1/17




New York State  A   10,000,000          0                     10,000,000         4,050,000          0                  4,050,000

Local Govt.

Assistance

Corp.Rfdg.

(Cap.

Appreciation)

Series C, 0%

4/1/13


New York State   Aa         5,000,000           0              5,000,000          5,037,500          0                  5,037,500

Mtg. Agcy.

Rev.

(Homeowner

Mtg.) Series

48, 6.05%

4/1/17 (AMT)




New York State Baa1         6,930,000           0               6,930,000          6,860,700          0                  6,860,700

Thruway Auth.

Rev. LOC

Hwy. & Bridge

5.75% 4/1/16




New York State Baa1       1,810,000           250,000           2,060,000          1,862,038          257,188            2,119,226

Tollway Auth.

Svc. Contract

Rev. (Local

Hwy. &

Bridges) 5.90%

4/1/07


New York State  A         2,500,000           0                  2,500,000          2,507,975          0                  2,507,975

Tpk. Auth.

Hwy. & Bridge

5% 4/1/97


Niagara       --         4,210,000           0                   4,210,000          1,894,500          0                  1,894,500

County Ind.

Dev. Agcy.

Rev.

(Wintergarden

Inn Assoc.

Proj.) 10%

6/1/11


Triborough    Aa        0                   1,000,000            1,000,000          0                  1,011,250          1,011,250

Bridge &

Tunnel Auth.

Rev. Rfdg.

(Gen. Purp.)

Series Y,

5.50% 1/1/17




                                                                          94,480,407         8,478,882          102,959,289




NEW YORK& NEW

JERSEY


New York &  B3    6,500,000           500,000              7,000,000          7,320,625          563,125            7,883,750
New Jersey

Port Auth. Spl.

Oblig. Rev.

(Continental

Airlines

Corp./Eastern

Airlines,

Inc./U.S. Air

Laguardia

Proj.) 9.125%

12/1/15 (AMT)




                                                                          7,320,625          563,125            7,883,750




NORTH CAROLINA


North Carolina Baa1      5,000,000           0                  5,000,000          5,612,500          0                  5,612,500

Eastern Muni.

Pwr. Agcy.

7.25% 1/1/07




North Carolina  Baa1      0                   1,000,000          1,000,000          0                  995,000            995,000

Eastern Muni.

Pwr. Agcy.

Pwr. Sys. Rev.

Rfdg. Series C,

5.25% 1/1/04




North Carolina  Baa1     1,750,000           1,000,000          2,750,000          1,929,375          1,102,500          3,031,875

Eastern Muni.

Pwr. Agcy.

Pwr. Sys. Rev.

Rfdg. Series C,

7% 1/1/07


North Carolina  Aaa     2,900,000           300,000              3,200,000          3,030,500          313,500            3,344,000

Muni. Pwr.

Agcy. Rev.

Rfdg. (No 1

Catawba Elec.)

6.25% 1/1/17

(AMBAC

Insured)


                                                                           10,572,375         2,411,000          12,983,375




NORTH DAKOTA


North Dakota  Aa       1,000,000           0                  1,000,000          1,000,940          0                  1,000,940

Hsg. Fin. Agcy.

Rev. (Fing.

Prog.- Home

Mortgage Fing.

Proj.) Series C,

3.85% 4/3/97

(FGIC Insured)

(AMT)


                                                                                1,000,940          0                  1,000,940




OHIO


Fairfield Econ.  --       2,000,000           0             2,000,000          2,147,500          0                  2,147,500
Dev. Rev.

Rfdg. (Beverly

Enterprises

Proj.) 8.50%

1/1/03


Marion County   --          0                   380,000        380,000            0                  381,425            381,425

Rev. Rfdg.

(Commty.

Hosp. Impt.

Proj.) 5.60%

5/15/01


Ohio Wtr. Dev. Aaa        2,925,000           0                  2,925,000          3,246,750          0                  3,246,750

Auth. Pollution

Cont. Facs.

Rev. 6.50%

12/1/03 (MBIA

Insured)


Stark County   Ba1         3,100,000           0                 3,100,000          3,227,875          0                  3,227,875

Ind. Dev. Rev.

Rfdg. (Kroger

Co.) 7.20%

9/1/12


                                                                         8,622,125          381,425            9,003,550




OKLAHOMA


Oklahoma     --           2,935,000           0                   2,935,000          3,147,788          0              3,147,788

County Ind.

Auth. Rev.

(Epworth

Village Proj.)

Series A,

10.25% 4/1/19




Portland Swr. A1           0                   500,000             500,000            0                  525,000            525,000

Sys. Rev.

Series A,

6.25% 6/1/15




Tulsa Muni.  Baa2        3,600,000           0                   3,600,000          3,906,000          0                  3,906,000

Arpt. Trust

Rev. American

Airlines Corp.

Proj.) 7.35%

12/1/11


                                                                           7,053,788          525,000            7,578,788




PENNSYLVANIA


Allegheny     Ba1       885,000             0           885,000            918,188            0                  918,188
County Hosp.

Dev. Auth.

Health Facs.

Rev.

(Allegheny

Valley School)

8% 2/1/02


Allegheny     Ba1     3,795,000           0                3,795,000          4,017,956          0                  4,017,956
County Hosp.

Dev. Auth.

Health Facs.

Rev.

(Allegheny

Valley School)

8.50% 2/1/15




Cumberland  Baa     3,800,000           0                  3,800,000          3,909,250          0                  3,909,250
County Muni.

Auth. Rev.

(Carlisle

Hosp.) 6.80%

11/15/23


Delaware    --     6,170,000           0                   6,170,000          7,573,675          0                  7,573,675
County Auth.

Rev. (1st Mtg.

Riddle Village

Proj.) 9.25%

6/1/22


Delaware    --   500,000             600,000                  1,100,000          516,040            619,248            1,135,288

County Auth.

Rev. (1st. Mtg.)

(Riddle Village

Proj.) 7%

6/1/00


Delaware    --     4,500,000           0                     4,500,000          5,512,500          0                  5,512,500
County Auth.

Rev. (1st. Mtg.)

(Riddle Village

Proj.) 8.25%

6/1/22


Delaware    --     2,000,000           0                        2,000,000          2,407,500          0                  2,407,500

County Auth.

Rev. (First

Mtg. Riddle

Village Proj.)

Series 1992,

8.75% 6/1/10




Lehigh County  --      5,930,000           0                    5,930,000          6,308,038          0                  6,308,038

Gen. Purp.

Auth. Rev.

(Wiley House)

9.50% 11/1/16




Montgomery     Ba1        0                   135,000              135,000            0                  151,875            151,875

County Higher

Ed. & Health

Auth. Hosp.

Rev. (United

Hosp., Inc.)

Series A,

8.375% 11/1/03




Montgomery    Ba1         0                   165,000               165,000            0                  179,025        179,025

County Higher

Ed. & Health

Auth. Hosp.

Rev. (United

Hosp., Inc.)

Series B,

7.50% 11/1/15




Pennsylvania    Aaa           3,000,000           0               3,000,000          3,311,250          0              3,311,250

Convention

Ctr. Auth. Rev.

Rfdg. Series A,

6.60% 9/1/09

(MBIA

Insured)


Pennsylvania   Aaa               0             1,500,000        1,500,000          0                  1,661,250          1,661,250

Convention

Ctr. Auth. Rev.

Rfdg. Series A,

6.70% 9/1/14

(MBIA

Insured)


Pennsylvania  Baa               4,500,000        0               4,500,000          4,758,750          0                  4,758,750

Convention

Ctr. Auth. Rev.

Rfdg. Series A,

6.75% 9/1/19




Philadelphia  Aaa              3,400,000           0            3,400,000          3,638,000          0                  3,638,000

Gen. Oblig.

6.25% 5/15/11

(MBIA

Insured)


Philadelphia  Aaa              3,835,000           0             3,835,000          4,132,213          0                  4,132,213

Gen. Oblig.

6.25% 5/15/13

(MBIA

Insured)


Philadelphia   Ba              2,450,000           200,000       2,650,000          2,535,750          207,000            2,742,750

Hosp. &

Higher Ed.

Facs. Auth.

Hosp. Rev.

(Graduate

Health Sys.)

7.25% 7/1/18




Philadelphia    Ba         1,250,000           250,000            1,500,000          1,303,125          260,625        1,563,750

Hosp. &

Higher Ed.

Facs. Auth.

Rev. (Graduate

Health Sys.

Oblig.) Series

A&B, 7%

7/1/05


Philadelphia  Baa1      3,500,000           500,000              4,000,000          3,570,000          510,000            4,080,000

Hosps. &

Higher Ed.

Facs. Auth.

Hosp. Rev.

Rfdg. 5.95%

7/1/03


Philadelphia --         2,600,000           805,000             3,405,000          2,762,500          855,313            3,617,813

Ind. Dev. Auth.

(Philadelphia

Arpt.) 7.75%

12/1/17


Philadelphia  Aaa      3,000,000           0                    3,000,000          1,961,250          0                  1,961,250

Wtr. & Swr.

Rev. (Cap.

Appreciation)

14th Series, 0%

10/1/05 (MBIA

Insured)


Philadelphia  Aaa     1,000,000           0                     1,000,000          1,128,750          0                  1,128,750

Wtr. &

Wastewtr. Rev.

6.75% 8/1/04

(MBIA

Insured)


Philadelphie  Aaa    1,000,000           0                        1,000,000          1,136,250          0              1,136,250

Wtr. &

Wastewtr. Rev.

6.75% 8/1/05

(MBIA

Insured)


Pittsburgh Wtr. Aaa    3,000,000           0                    3,000,000          1,860,000          0                  1,860,000

& Swr. Auth.

Rev. Rfdg.

Series A, 0%

9/1/06 (FGIC

Insured)

(Escrowed to

Maturity)


Somerset     --      1,900,000           515,000                  2,415,000          2,037,750          552,338       2,590,088

County Hosp.

Auth. (Rev.

Health Care 1st

Mortgage-GF)

8.40% 6/1/09




Somerset     --      4,305,000           0                        4,305,000          4,617,113          0              4,617,113

County

Pennsylvania

Hosp. Auth.

REv. (Health

Care 1st

Mtg-gf) 8.50%

6/1/24


Southern       Aaa         0               1,000,000             1,000,000          0                  1,115,000          1,115,000

Pennsylvania

Trans. Auth.

Spl. 6.50%

3/1/05, (FGIC

Insured)


Warren County  --       0                   125,000             125,000            0                  136,406            136,406

Ind. Dev. Auth.

Specialized

Dev. Rev.

Rfdg. (Beverly

Enterprises,

Inc.) 8.75%

11/1/06


Warren County --         0                   500,000              500,000            0                  550,625            550,625

Ind. Dev. Auth.

Specialized

Dev. Rev.

Rfdg. (Beverly

Enterprises,

Inc.) 9%,

11/1/12


                                                                            69,915,848         6,798,705          76,714,553




SOUTH CAROLINA


Charleston    --       3,000,000           0                   3,000,000          3,645,000          0                  3,645,000

County Health

Facs. Rev.

Rfdg. (1st Mtg.

Episcopal

Proj.) Series A,

9.75% 4/1/16

(Pre-Refunded

to 4/1/01 @

102)


Charleston   --          2,110,000           0                  2,110,000          2,563,650          0                  2,563,650

County Health

Facs. Rev.

Rfdg. (1st Mtg.

Episcopal

Proj.) Series B,

9.75% 4/1/16

(Pre-Refunded

to 4/1/01 @

102)


Charleston   A         4,500,000           0                 4,500,000          4,811,220          0                  4,811,220
County

Resource

Recovery Rev.

(Foster

Wheeler)

Series A,

9.25% 1/1/10

(AMT


South Carolina  Aaa    2,565,000           0                  2,565,000          2,783,025          0                  2,783,025

Pub. Svc. Auth.

Rev. Rfdg.

Series A,

6.25% 1/1/04

(MBIA

Insured)


South Carolina Aaa   3,330,000           0                     3,330,000          3,692,138          0                  3,692,138

Pub. Svc. Auth.

Rev. Rfdg.

Series A,

6.50% 1/1/08

(MBIA

Insured)


                                                                                               17,495,033   0      17,495,033




TENNESSEE


Memphis-Shel  Aaa         0                   500,000             500,000            0                  547,500            547,500

by County

Arpt. Auth.

Arpt. Rev.

Rfdg. Series B,

6.50% 2/15/09

(MBIA

Insured)


Metropolitan  Aaa    1,000,000           1,000,000                2,000,000          1,081,250          1,081,250     2,162,500

Gov't.

Nashville &

Davison

County Wtr. &

Swr. Rev.

Rfdg. 6%

1/1/07

(MBIAInsured)




Springfield  Ba1    3,500,000           0                        3,500,000          3,736,250          0                  3,736,250

Dev. Board

Ind. Dev. Rev.

Rfdg. (Kroger

Co. Proj.)

7.25% 5/1/11




Tennessee Gen. Aaa  1,000,000           0                        1,000,000          1,090,000          0                  1,090,000

Oblig. Rfdg.

Series B, 6%

5/1/05


Tennessee Hsg. A1   8,365,000           1,200,000                9,565,000          8,574,125          1,230,000          9,804,125

Dev. Agcy.

Mgt. Fin.

Series C,

6.45% 7/1/21




                                                                           14,481,625         2,858,750          17,340,375




TEXAS


Alliance Arpt. Baa2   2,000,000           2,000,000          4,000,000          2,140,000          2,140,000          4,280,000
Auth. Spl.

Facs. Rev.

(American

Airlines, Inc.

Proj.) 7.50%

12/1/29


Alliance Arpt. Baa2  7,000,000           0                        7,000,000          7,778,750          0              7,778,750

Auth. Spl.

Facs. Rev.

(American

Airlines, Inc.)

7% 12/1/11

(AMT)


Brazos River Baa2   5,620,000           0                        5,620,000          6,027,450          0                  6,027,450

Auth. Poll.

Cont. Rev.

(Texas Util.

Elec. Co. Proj.)

Series A,

8.25% 1/1/19

(AMT)


El Paso Prop. Aaa     0                   685,000                  685,000            0                  736,375            736,375

Fin. Auth.

Single Family

Mtg. Rev.

Series A,

8.70% 12/1/18,

(GNMA Coll.)

(AMT)


El Paso Wtr. & Aaa   2,650,000           0                        2,650,000          1,752,313          0              1,752,313

Swr. Rev. 0%

3/1/05 (MBIA

Insured)


El Paso Wtr. & Aaa   3,700,000           0                        3,700,000          2,303,250          0              2,303,250

Swr. Rev. 0%

3/1/06 (MBIA

Insured)


Harris County --    1,435,000           85,000                   1,520,000          1,395,538          82,663             1,478,201

Cultural & Ed.

Facs. Fin.

Corp. Rev.

(Space Ctr.

Houston

Proj.)Series A,

9.25% 8/15/23




Harris County --     3,630,000           215,000                  3,845,000          984,638            58,319         1,042,957

Cultural & Ed.

Facs. Fin.

Corp. Rev.

(Space Ctr.

Houston

Proj.)Series B,

0% 8/15/23


Houston Hsg. A       1,020,000           0                        1,020,000          1,027,262          0              1,027,262

Fin. Corp.

Single Family

Mtg. Rev.

(Verex Mtg.

Assurance,

Inc.) Series

1984 A,

10.875%

2/15/16


Lower Neches  Aa2    0                   1,000,000                1,000,000          0                  1,035,000      1,035,000

Valley Auth.

Ind. Dev. Corp.

Swr. Facs. Rev.

(Mobil Oil

Refining Corp.

Proj.) 6.40%

3/1/30 (AMT)




Round Rock  Aaa    7,430,000           0                        7,430,000          3,780,013          0                  3,780,013

Independent

School Dist.

Rfdg. & School

Bldg. Unltd.

Tax 0%

8/15/09 (MBIA

Insured)


Sabine River  Baa2   1,250,000           0                        1,250,000          1,385,938          0             1,385,938

Auth. Poll.

Cont. Rev.

(Util. Elec.

Proj.) Series B,

8.25% 10/1/20

(AMT)


San Antonio   Aaa   2,000,000           0                        2,000,000          1,105,000          0                  1,105,000

Elec. & Gas

Rev. Rfdg.

Series B, 0%

2/1/08 (FGIC

Insured)


Texas Pub. Fin. Aaa  2,000,000           0                        2,000,000          1,042,500          0              1,042,500

Auth. Bldg.

Rev. Rfdg.

(Cap.

Appreciation)

0% 2/1/09

(MBIA

Insured)


                                                                           30,722,652         4,052,357          34,775,009




UTAH


Intermountain Aaa  6,500,000           1,000,000                7,500,000          6,394,375          983,750            7,378,125

Pwr Agcy. Pwr.

Supply Rev.

Rfdg. Series B,

5.75% 7/1/19

(MBIA

Insured)


Intermountain  Aaa  5,500,000           1,000,000                6,500,000          5,451,875          991,250            6,443,125

Pwr. Agcy.

Pwr. Supply

Rev. Rfdg.

Series B,

5.75% 7/1/16

(MBIA

Insured)


Intermountain  Aaa   1,500,000           0                        1,500,000          1,646,250          0             1,646,250

Pwr. Agcy.

Pwr. Supply

Rev. Series A,

6.50% 7/1/08

(AMBAC

Insured)


Intermountain  Aaa   6,000,000           0                        6,000,000          6,517,500          0              6,517,500

Pwr. Agcy.

Pwr. Supply

Sys. Rev. Rfdg.

Series B,

6.25% 7/1/03

(MBIA

Insured)


South Salt  --       3,650,000           0                        3,650,000          4,101,688          0                4,101,688

Lake City Ind.

Rev. (Price

Savers

Wholesale

Club Proj.) 9%

11/15/13


Utah Hsg. Fin. --   260,004             0                        260,004            35,101             0                  35,101

Agcy.

(Residential

Mtg.) (Cap.

Appreciation)

Series 1983 A,

0% 7/1/16


                                                                             24,146,789         1,975,000          26,121,789




VERMONT


Vermont Ind. --   2,000,000           0                        2,000,000          2,167,500          0                  2,167,500

Dev. Auth. Ind.

Dev. Rev.

(Radisson

Hotel) Series

B-1, 7.75%

11/15/15


                                                                            2,167,500          0                  2,167,500




VIRGINIA


Charlottesville  Ba1 3,250,000           0                        3,250,000          3,453,125          0                3,453,125

Ind. Dev. Auth.

Ind. Dev. Rev.

Rfdg. (The

Kroger Co.

Proj.) 7.25%

5/1/10


Loudoun   --        13,900,000          1,055,000                14,955,000         14,647,125         1,111,706        15,758,831

County Ind.

Dev. Auth.

Residential

Care Facs. Rev.

(Falcons

Landing Proj.)

Series A,

8.75% 11/1/24




Loudoun   --    1,100,000           0                        1,100,000          1,194,875          0                  1,194,875
County Ind.

Dev. Auth.

Residential

Care Facs. Rev.

(Falcons

Landing Proj.)

Series A,

9.25% 11/1/04




Southeastern Aaa     4,000,000           0                        4,000,000          4,005,000          0                4,005,000

Pub. Svc. Auth.

Rev. Rfdg. Sr.

Series A,

5.25% 7/1/10

(MBIA

Insured)


Southeastern Aaa     4,000,000           0                        4,000,000          4,000,000          0                4,000,000

Pub. Svc. Auth.

Rev. Rfdg.

Sr.Series A,

5.15% 7/1/09

(MBIA

Insured)


Virginia Hsg.  Aa   1,210,000           0                        1,210,000          194,314            0                  194,314

Dev. Auth.

Residential

Mtg. (Single

Family Mtg.)

(Cap.

Appreciation)

Series 1983 B,

0% 9/1/14


                                                                         27,494,439         1,111,706          28,606,145




WASHINGTON


Douglas  A       1,395,000           0                        1,395,000          1,759,444          0                  1,759,444

County Pub.

Util. Dist. #1

Wells

Hydroelec.

Rev. Rfdg.

(Pacific Pwr. &

Lt. Co.) 8.75%

9/1/18


Washington   Aa      2,500,000           0                        2,500,000          2,634,375          0                2,634,375

Gen. Oblig.

Rfdg. Series R,

5.60% 9/1/04




Washington   Aa1     1,000,000           0                        1,000,000          1,135,000          0                1,135,000

Pub. Pwr.

Supply Sys.

Nuclear Proj.

#1 Rev. Rfdg.

Series B, 7%

7/1/08


Washington  Aa1   0                   1,000,000                1,000,000          0                  948,750            948,750

Pub. Pwr.

Supply Sys.

Nuclear Proj.

#2 Rev. 5.40%

7/1/12


Washington Aa1     11,600,000          0                        11,600,000         11,005,500         0                  11,005,500

Pub. Pwr.

Supply Sys.

Nuclear Proj.

#2 Rev. 5.40%

7/1/12 INFL




Washington  Aaa  5,300,000           2,700,000                8,000,000          5,187,375          2,642,625          7,830,000

Pub. Pwr.

Supply Sys.

Nuclear Proj.

#2 Rev. Rfdg.

5.55% 7/1/10

(FGIC Insured)

INFLOS


Washington  Aaa       0                   1,350,000                1,350,000          0                  583,875            583,875

Pub. Pwr.

Supply Sys.

Nuclear Proj.

#2 Rev. Rfdg.

Series A, 0%

7/1/11, (MBIA

Insured)


Washington Aaa       6,500,000           0                        6,500,000          6,435,000          0                6,435,000

Pub. Pwr.

Supply Sys.

Nuclear Proj.

#2 Rev. Rfdg.

Series B,

5.625% 7/1/12

(MBIA

Insured)


Washington  Aaa      3,000,000           0                        3,000,000          1,586,250          0                1,586,250

Pub. Pwr.

Supply Sys.

Nuclear Proj.

#3 Rev. Rfdg.

(Cap.

Appreciation)

Series B, 0%

7/1/08 (MBIA

Insured)


Washington  Aa1      10,000,000          0                        10,000,000         9,325,000          0                9,325,000

Pub. Pwr.

Supply Sys.

Proj. #3 5.40%

7/1/12 INFL




                                                                              39,067,944         4,175,250          43,243,194




WEST VIRGINIA


Kanawha    Ba1      4,500,000           0                        4,500,000          4,747,500          0                  4,747,500

County Ind.

Dev. Rev.

Rfdg.

(Topvalco, Inc.

Proj.) 7.125%

11/1/12


                                                                      4,747,500          0                  4,747,500




WYOMING


Sweetwater   A3     10,000,000          300,000                  10,300,000         10,212,500         306,375          10,518,875

County Poll.

Cont. Rev.

Rfdg. (Idaho

Pwr. Co. Proj.)

Series A,

6.05% 7/15/26




                                                                          10,212,500          306,375           10,518,875



TOTAL MUNICIPAL BONDS                                                           836,736,10         88,596,601         925,332,705
                                                                                                                           4








MUNICIPA

L NOTES





ALASKA


Valdex Marine VMIG 1   1,000,000           0                     1,000,000          1,000,050          0                  1,000,050

Terminal Rev.

Rfdg. (Arco.

Trans. Proj.)

Series A,

3.70% 1/7/97




                                                                                1,000,050          0                  1,000,050




ARIZONA


Coconino  P-1       1,700,000           500,000                  2,200,000          1,700,000          500,000            2,200,000

County Poll.

Cont. Corp.

Rev. (Arizona

Pub. Svc. Co.

Navajo Proj.)

Series A,4%,

LOC Bank of

America Nat'l.

Trust &

Savings,

VRDN


                                                                       1,700,000           500,000           2,200,000




DELAWARE


Delaware  VMIG 1    1,400,000           0                        1,400,000          1,400,000          0                  1,400,000

Econ. Dev.

Auth. Rev.

Board

(Delmarva Pwr.

& Light Proj.)

Series 1994,

3.60% VRDN

(AMT)


                                                                          1,400,000          0                  1,400,000




FLORIDA


Putnam Cnty.  --     1,000,000           0                        1,000,000          1,000,540          0                1,000,540

Dev. Auth.

Poll. Cont. rev.

(Semiole Elec.

Co. Proj.)

3.89% 3/15/97







                                                                         1,000,540          0                  1,000,540

KANSAS


Butler Cnty.  VMIG 1  1,200,000           0                       1,200,000          1,200,000          0                1,200,000

Solid Waste

Disp. Fac.

(TexecoCo.)

Series 1994A,

5.10% 8/1/24




                                                                          1,200,000          0                  1,200,000




LOUISIANA


West Baton   P-1     400,000             0                        400,000            400,000            0                  400,000

Rouge Parish

Ind. Dist. #3

(Dow

Chemical Co.

Proj.) Series

1995, 5.10%

11/1/25


West Baton  P-1        0                   700,000                  700,000            0                  700,000          700,000

Rouge Parish

Ind. Dist. #3

Rev. (Dow

Chemical Co.)

Series 1993,

4%, VRDN

(AMT)


                                                                          400,000             700,000           1,100,000




MISSOURI


Missouri VMIG 1    1,100,000           0                        1,100,000          1,100,000          0                  1,100,000

Higher Ed.

Loan Auth.

Student Loan

Rev. Series

1988A, 4.25%,

LOC National

Westminster

Bank PLC,

VRDN (AMT)




                                                                          1,100,000          0                  1,100,000




MULTI-ST. CTFS

TRUST


Clipper Aa          1,312,018           0                        1,312,018          1,312,008          0                  1,312,008

Tax-Exempt

Trust

(Certification

of Prtn.) Series

1995-1 Class

A, 3.54%

2/10/06

Liquidity State

Street Bank &

Trust Co.,

Boston

(AMT*)


                                                                            1,312,008          0                  1,312,008




NEVADA


Washoe Cnty. P-1     1,100,000           0                        1,100,000          1,100,000          0                1,100,000

Wtr. Fac. Rev.

(Sierra

PacificPwr. co.

Proj.) Series

1990, LOC

Union Bankof

Switzerland

5.50% 12/1/20




                                                                                1,100,000          0                  1,100,000




NORTH CAROLINA


Halifax County   --  1,500,000           0                        1,500,000          1,500,000          0                1,500,000

Ind. Facs. Poll.

Cont. Facs.

Auth.

(Westmoreland

Hadson

Proj.)(Roanoke

Valley Proj.)

Series 1991,

4.05%, LOC

Cr. Suisse,

VRDN*


                                                                          1,500,000          0                  1,500,000




SOUTH CAROLINA


South Carolina  -- 0                   300,000                  300,000            0                  300,000            300,000

Jobs-Econ.

Dev. Auth.

Econ. Dev.

Rev. (Wellman,

Inc. Proj.)

Series 1991,

4.10%, LOC

Wachovia

Bank,

VRDN**


                                                                        0                  300,000            300,000




TEXAS


                --       0                   500,000              500,000            0                  500,000            500,000


Brazos River  VMIG 1     600,000             0                   600,000           600,000            0                  600,000

Auth. Poll.

Cont. Rev.

Rfdg. (Texas

Util Elec. Co.)

Series 1995 C,

4%, LOC

Swiss Bank,

VRDN


Brazos River  VMIG 1   200,000             0                        200,000            200,000            0                200,000

Auth. Poll.

Cont. Rev.

Rfdg. (Texas

Utils. Elec. Co.

Proj.) Series

1995-A,

3.80%, LOC

Morgan

Guaranty Trust

Co., VRDN


Brazos River P-1      0                   600,000                  600,000            0                  600,000            600,000

Hbr.

Navigation

Dist. of

Brazoria

County Rev.

(Dow

Chemical

Proj.)

Series1992 A,

4%, VRDN

(AMT)


Gulf Coast   VMIG 1   500,000             0                        500,000            500,000            0                  500,000

Waste Disp.

Auth. (Amoco

Oil Co. Proj.)

3.95%, VRDN

(AMT)


Gulf Coast VMIG 1   1,400,000           400,000                  1,800,000          1,400,000          400,000            1,800,000

Waste Disp.

Auth. Poll.

Cont. and Solid

Waste Rev.

Rfdg.

(AMOCO Oil

Proj.)5.05%

5/1/24


Gulf Coast VMIG 1      0                   500,000                  500,000            0                  500,000          500,000

Waste Disp.

Auth. Poll.

Cont. Rev.

(Amoco Oil

Co. Proj.)

3.80%, VRDN




Gulf coast  VMIG 1   2,500,000           0                        2,500,000          2,500,000          0                2,500,000

Waste Disp.

Auth. Rev.

(AMOCO Oil

Co. Proj.)

5.05% 7/1/27




Gulf Coast   VMIG 1  2,300,000           0                        2,300,000          2,301,173          0                2,301,173

Waste Disp.

Auth. Rev.

Rfdg. (Amoco

Oil Co. Proj.)

3.75% 4/1/97




Trinity River VMIG 1     1,500,000           0                   1,500,000          1,500,000          0                  1,500,000

Auth. Poll.

Cont. Rev.

Coll. (Texas

Utils. Elec. Co.

Proj.) Series

96-A, 3.70%

(BPA Bank of

New York)

(AMBAC

Insured),

VRDN

(AMT*)


                                                                                 9,001,173          2,000,000          11,001,173





WEST VIRGINIA


Grant County  VMIG 1  1,200,000           1,000,000             2,200,000          1,200,924          1,000,767          2,201,691

Poll. Cont.

Series 1944

(Virginia Elec.

& Pwr. Co.

Proj.) 3.80%

3/10/97


                                                                                1,200,924          1000767            2,201,691







                     TOTAL MUNICIPAL NOTES                                   21,914,695         4,500,767          26,415,462







                     TOTAL INVESTMENTS                                       858,650,79         93,097,368         951,748,167
                                                                                                                            9







